[MHM FINAL 04/12/21]
[Translation]

Filed Document:	SECURITIES REGISTRATION STATEMENT

To be Filed with:	Director of Kanto Local Finance Bureau

Filing Date:	April 12, 2021

Name of the Registrant Fund:	PUTNAM INCOME FUND

Name and Official Title	Jonathan S. Horwitz
of Representative of the Fund:	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Address of Principal Office:	100 Federal Street, Boston,
Massachusetts 02110, U. S. A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Name of the Fund Making Public	PUTNAM INCOME FUND
Offering or Sale of Foreign
Investment Fund Securities:

Aggregate Amount of	Up to 3.4 billion U.S. Dollars (approximately
Foreign Investment Fund Securities	Japanese Yen 355.2 billion) for Class M Shares.
to be Publicly Offered or Sold:
Note:	U.S. Dollars ("U.S. $" or "$") amounts are translated into Japanese Yen ("JPY") at the rate of U.S. $1.00 = JPY 104.48 the mean of the exchange rate quotations by MUFG Bank, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Japanese Yen on January 29, 2021.

Places where a copy of this Securities
Registration Statement is available
for Public Inspection in Japan:	Not applicable.

PART I. INFORMATION CONCERNING SECURITIES

1.	NAME OF FUND:	PUTNAM INCOME FUND
(hereinafter referred to as the "Fund")

2.	NATURE OF FOREIGN	Eight classes of shares (Class A shares,
	INVESTMENT FUND SECU-	Class B shares, Class C shares, Class M shares,
	RITIES CERTIFICATES:	Class R shares, Class R5 shares, Class R6 shares
and Class Y shares)
Registered shares of beneficial interest without
par value.
In Japan, only Class M shares (hereinafter
referred to as the "Shares") are publicly offered.
The Shares are an additional offering type
("Tsuikagata"). As to the Shares, there are no
credit ratings that have been provided or made
available for inspection by any credit-rating firm
due to the request from the issuer of the Fund, or
that are to be provided or made available for
inspection by any credit-rating firm due to a
request from the issuer of the Fund.

3.	TOTAL AMOUNT OF	Up to 3.4 billion U.S. Dollars (approximately
	OFFERING PRICE:	JPY 355.2 billion) for Class M Shares.
Note 1:	For convenience, U.S. Dollar amounts are translated at the rate of $1.00= JPY 104.48 (the mean of the exchange rate quotations by MUFG Bank, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Japanese Yen on January 29, 2021). The same rate applies hereinafter, unless otherwise indicated.
Note 2:	In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.
4.	ISSUE PRICE:	The net asset value per Share (the "Net Asset
Value") next calculated on a Fund Business Day
after the application for purchase is received by
the Fund (the "Issue Price").
Note:	A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.
The Issue Price may be applicable at the PLACE
OF SUBSCRIPTION described in Item 8 below.
5.	SALES CHARGE:	The public offering price means the amount
calculated by dividing the net asset value by (1-
0.0325), and rounding to three decimal places.
The sales charge in Japan is 3.00% of the

amount obtained by deduction of the amount
equivalent to 3.30% (3.00% after tax deduction)
of the public offering price from such price
(hereinafter referred to as the "Sales Price").
Any amount of the Sales Price that is over the
net asset value shall be retained by Putnam
Retail Management Limited Partnership,
principal underwriter of the Fund (the "Principal
Underwriter").

6.	MINIMUM AMOUNT OR	The minimum amount for purchase of Shares
	NUMBER OF SHARES	is 200 shares. Shares may be purchased in
	FOR SUBSCRIPTION:	integral multiples of 100 shares.

7.	PERIOD OF SUBSCRIPTION:	From:	April 13, 2021 (Tuesday)
		To:	April 12, 2022 (Tuesday)
Provided that the subscription is handled only on
a Fund Business Day that is also a business day
when financial instruments firms are open for
business in Japan.
(Note)	Period of subscription is renewed by submitting Securities Registration Statements by the end of the offering period.

8.	PLACE OF SUBSCRIPTION:	Mizuho Securities Co., Ltd. (hereinafter referred
to as "Mizuho Securities" or "Distributor")
5-1, Otemachi 1-chome, Chiyoda-ku, Tokyo
		Home page URL:	https://www.mizuho-sc.com
		Phone number:	0120-324-390
Note:	The subscription is handled at the head office and the branch offices in Japan of the above-mentioned Distributor.

9.	DATE	Investors shall pay the Issue Price and Sales
	OF PAYMENT:	Charge to the Distributor within 4 business days
in Japan from the day when the Distributor
confirms the execution of the order (the "Trade
Day").
The total issue price for each date of
subscription (the "Application Day") will be
transferred by the Distributor to the account of
the Principal Underwriter within 3 Fund
Business Days (hereinafter referred to as
"Payment Date") from (and including) the
Application Day.

10.	PLACE OF PAYMENT:	Mizuho Securities:
Otemachi First Square, 5-1, Otemachi 1-chome,
Chiyoda-ku, Tokyo

Home page URL: https://www.mizuho-sc.com
Phone number: 0120-324-390

11.	MATTERS CONCERNING THE TRANSFER AGENCY:

Not applicable.

12.	MISCELLANEOUS:
(a)	DEPOSIT FOR SUBSCRIPTION: None.
(b)	OUTLINE OF UNDERWRITING, ETC.:
(i)	The Distributor undertakes to make a public offering of the Shares in accordance with an agreement dated 18th August 1997 with the Principal Underwriter in connection with the sale of the Shares in Japan.
(ii)	During the public offering period, the Distributor will execute or forward purchase orders and repurchase requests for the Shares received directly or indirectly through other Sales Handling Companies (hereinafter referred to, together with Distributor, as "Sales Handling Companies") to the Fund.
Note:	"Sales Handling Company" means a financial instruments firm and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of units of the Fund, acts as agent for a distributor for subscription or redemption of shares from investors and subscription money from investors or payment of redemption proceeds to investors, etc.
(iii)	The Fund has appointed the Distributor as the Agent Company (the "Agent Company") in Japan.
Note:	"The Agent Company" shall mean an agent company which, under a contract made with a foreign issuer or a local underwriter of investment securities, makes public the net asset value per Share and forwards the prospectuses concerning the Shares, the financial reports or other documents to Sales Handling Companies in Japan rendering such other services.
(c)	Method of Subscription:

Investors who subscribe to Shares shall enter into an agreement with the Sales Handling Companies concerning transactions of foreign securities. The Sales Handling Companies shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (collectively the "Account Contract") and the investors shall submit to the Sales Handling Companies an application requesting the opening of a transactions account under the Account Contract. The subscription amount shall be paid in yen in principal and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Sales Handling Companies.

The subscription amount shall be paid in U.S. Dollars to the account of the Principal Underwriter, by the Distributor on the Payment Date.

(d)	PAST PERFORMANCE

The performance information below gives some indication of the risks associated with an investment in the Fund by showing the Fund's performance year-to-year and over time. The bar chart shows calendar year returns and the average annual total return over the past 10 years for the Fund’s class M shares. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Investors should remember that past performance is not necessarily an indication of future results.

Monthly performance figures for the Fund are available at putnam.com.

Annual total returns for class M shares before sales charges

*	Best calendar quarter (Q2 2020), 4.09%.
*	Worst calendar quarter (Q2 2013), -2.68%.

Average Annual Total Returns after sales charges (for periods ended 12/31/2020)

	Past 1 year	Past 5 years	Past 10 years
Class M	3.13%	4.29%	4.08%
Bloomberg Barclays U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
(Note)	The Fund uses Bloomberg Barclays U.S. Aggregate Bond Index as the benchmark.
(e)	COSTS ASSOCIATED WITH AN INVESTOR'S INVESTMENT

Maximum sales charges and redemption fees (fees paid directly from an investor's investment)

The following tables describe the fees and expenses investors may pay if they buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. An investor may qualify for sales charge discounts if the investor and the investor's family invest, or agree to invest in the future, at least $100,000 in class A shares (not offered in Japan) or $50,000 in class M shares of Putnam funds.

Shareholder Fees on Purchases of Class M Shares (fees paid directly from an investor's investment)

Class M
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	3.25%*
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE
*	The sales charge in Japan shall be 3.00% of the amount obtained by deduction of the amount equivalent to 3.30% (3.00% after tax deduction) of the public offering price from such price.

Annual Fund Operating Expenses (expenses investors pay each year as a percentage of the value of their investment)

	Management Fees	Distribution & Service 12b-1 Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimbursement#	Total Annual Fund Operating Expenses After Expense Reimbursement
Class M	0.39%	0.50%	0.21%	1.10%	(0.12)%	0.98%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain Fund expenses through February 28, 2022. This obligation may be modified or discontinued only with approval of the Board of Trustees.

(f)	EXAMPLE

The following hypothetical example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that an investor invests $10,000 in the Fund for the time periods indicated and then redeems all the investor's shares at the end of those periods. It assumes a 5% return on an investor's investment each year and that the Fund's operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. An investor's actual costs may be higher or lower.

	1 year	3 years	5 years	10 years
Class M	$422	$652	$900	$1,611
(g)	PORTFOLIO TURNOVER

The Fund pays transaction-related costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect Fund performance. The Fund’s turnover rate in the most recent fiscal year was 1,025%.

(h)	Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

PART II. INFORMATION CONCERNING THE FUND

I.	DESCRIPTION OF THE FUND
1.	NATURE OF THE FUND
(1)	Objective and Basic Nature of the Fund:
(i)	Form of the Fund:

The Fund is a Massachusetts business trust organized on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation organized on October 13, 1954. A copy of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") with an unlimited number of authorized shares of beneficial interest. The Trustees of the Fund (the "Trustees") may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Only the Fund's class M shares are currently offered in Japan. The Fund offers other classes of shares with different sales charges and expenses in the United States of America. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes vote together as a single class except when otherwise required by law or as determined by the Trustees. The Trustees may take many actions affecting the Fund without shareholder approval, including under certain circumstances merging the Fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds after providing the record holder of these Fund shares with at least 60 days' notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more shares than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future investors.

The Agreement and Declaration of Trust places no limitation on the number of shares authorized.

(Note)	The Putnam funds' Board of Trustees oversees the general conduct of the Fund's business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam funds' Board of Trustees are independent, which means they are not officers of the Fund or affiliated with Putnam Investment Management, LLC (the "Investment Management Company").
(ii)	Objective and Basic Nature of the Fund:

GOAL

The Fund seeks high current income consistent with what the Investment Management Company believes to be prudent risk.

INVESTMENTS

The Fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as "junk bonds"), and have intermediate- to long-term maturities (three years or longer). The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund typically uses to a significant extent derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

RISKS

It is important to understand that investors can lose money by investing in the Fund.

The value of investments in the Fund's portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the Fund's portfolio holdings. The novel coronavirus (COVID-19) pandemic and efforts to contain its spread are likely to negatively affect the value, volatility, and liquidity of the securities and other assets in which the Fund invests and exacerbate other risks that apply to the Fund. These effects could negatively impact the Fund’s performance and lead to losses on an investment in the Fund.

The risks associated with bond investments include interest rate risk, which means the value of the Fund's investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of a bond may default on payment of interest or principal. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the Fund's investments), which can be more sensitive to changes in markets, credit conditions, and interest rates and may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The Fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields.

The Fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The Fund’s investments in mortgage-backed securities may make the Fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants.

The Fund's use of derivatives may increase the risks of investing in the Fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

There is no guarantee that the investment techniques, analyses, or judgments that the Investment Management Company applies in making investment decisions for the Fund will produce the intended outcome or that the investments the Investment Management Company selects for the Fund will perform as well as other securities that were not selected for the Fund. The Investment Management Company, or the Fund’s other service providers, may experience disruptions or operating errors that could negatively impact the Fund.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2)	History of the Fund:
October 13, 1954:	Organization of the Fund as a Massachusetts
corporation.

August 13, 1982:	Organization of the Fund as a Massachusetts business
trust. Adoption of the Agreement and Declaration of
Trust.

April 7, 1989:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.

April 17, 2014:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.

(3) Structure of the Fund

(i) Structure of the Fund

Fund
Putnam Income Fund
Trustees
(Agreement and Declaration of Trust)
Amended and Restated Distribution Contract
Amended & Restated Investor Servicing Agreement – Open-end Funds
Investor Servicing Agent
Putnam Investor Services, Inc.
(acts as investor servicing agent of the Fund)
Principal Underwriter
Putnam Retail Management Limited Partnership
(acts as distributor)
Master Custodian Agreement
Agent Company Agreement
Japan Dealer Sales Contract
Management Contract
Custodian
Sub-Accounting Agent
State Street Bank and Trust Company
(acts as custodian and sub-accounting agent of the Fund)
Distributor in Japan
Agent Company
Mizuho Securities Co., Ltd.
(forwarding of sales and repurchases of the Shares of the Fund in Japan and rendering of service as agent company)
Master Sub-Accounting Services Agreement
Investment Management Company
Putnam Investment Management, LLC
(acts as investment manager of the Fund and investment adviser concerning the Fund's assets)
Sub-Management Contract
Sub-Investment Management Company
Putnam Investments Limited
(may act as investment adviser concerning a portion of the Fund's assets)

(ii)	The name, Role in Management of the Fund and Outline of Agreements of Affiliated Parties of the Investment Management Company and the Fund:
Name	Role in the management of the Fund	Summary of the agreement, etc.
Putnam Investment Management, LLC	Investment Management Company	The Investment Management Company has entered into a Management Contract with the Fund dated February 27, 2014, which sets out that the Investment Management Company provides investment management services and investment advisory services in relation to the Fund's assets.
Putnam Investments Limited (the "Sub-Investment Management Company")	Sub-Investment Management Company	The Sub-Investment Management Company has entered into a Sub-Management Contract with the Investment Management Company dated February 27, 2014 (schedule A amended as of June 25, 2020) in which the Sub-Investment Management Company agrees to act as the sub-investment manager for a portion of the Fund's assets.
State Street Bank and Trust Company (the "Custodian" or the "Sub-Accounting Agent")	Custodian Sub-Accounting Agent

The Custodian has entered into the Master Custodian Agreement with the Fund dated January 1, 2007 (amended as of August 1, 2013), which sets out that the Custodian serves as a custodian of the Fund' assets.

The Sub-Accounting Agent has entered into the Master Sub-Accounting Services Agreement with the Investment Management Company dated January 1, 2007 (Agreement amended as of August 1, 2013; Appendix A amended as of July 24, 2017), which sets out that such agent serves as a sub-accounting agent of the Fund.

Putnam Investor Services, Inc. (the "Investor Servicing Agent")	Investor Servicing Agent	The Investor Servicing Agent has entered into the Amended & Restated Investor Servicing Agreement – Open-end Funds with the Fund and the Investment Management Company dated July 1, 2013 (schedule A amended as of November 22, 2019), which sets out that the Investor Servicing Agent provides all services required by the Fund in connection with the establishment, maintenance and recording of shareholder accounts, including without limitation, all related tax and other reporting requirements, and the implementation of investment and redemption arrangements offered in connection with the sale of the Fund's shares.

Putnam Retail Management Limited Partnership ("Putnam Retail Management" or the "Principal Underwriter")	Principal Underwriter	The Principal Underwriter has entered into the Amended and Restated Distributor's Contract with the Fund dated July 1, 2013, which sets out that the Principal Underwriter distributes shares of the Fund.
Mizuho Securities Co., Ltd. (the "Agent Company" or the "Distributor in Japan")	Agent Company Distributor in Japan

The Agent Company has entered into the Agent Company Agreement with the Fund dated July 23, 1997 (amended as of December 24, 2015), which sets out the agent company's services in Japan.

The Distributor in Japan has entered into the Japan Dealer Sales Contract with Putnam Retail Management dated August 18, 1997, which sets out that the Distributor in Japan forwards sales and repurchase orders in Japan to Putnam Retail Management.

(iii)	Trustees:

The Trustees are responsible for generally overseeing the conduct of Fund business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. A Trustee may be removed (i) by vote of the holders of two-thirds of the outstanding shares at a meeting called for the purpose or (ii) by vote of two-thirds of the Trustees. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Fund. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine and as shall be set forth in the Bylaws. The Trustees may, without shareholder approval, from time to time divide or combine the shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class. The Trustees may also, without shareholder approval, from time to time combine shares of two or more classes of any series into a single class. The Fund's shares are not currently divided into series.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, (ii) for the removal of Trustees, (iii) with respect to any advisory and/or management services, (iv) with respect to any termination of the Fund, (v) with respect to certain amendments of the Agreement and Declaration of Trust, and (vi) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Amended and Restated Bylaws of the Fund

(the "Bylaws"), or any registration of the Fund with the U.S. Securities and Exchange Commission (the "SEC") (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of such series or classes as provided in the Agreement and Declaration of Trust or upon any other matter deemed by the Trustees to be necessary or desirable, or, under certain circumstances, when requested in writing by the holder or holders of at least 10% of the then outstanding shares of all series and classes entitled to vote at the meeting. Written notice of any meeting of shareholders must be given or caused to be given by mailing the notice at least seven days before the meeting, unless notice is waived. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that where any provision of law or of the Agreement and Declaration of Trust or the Bylaws requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class of shares of the Fund who are entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or other distribution, the Trustees (or their designees) are authorized to fix record dates, which may not be more than 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chair of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent Trustees. It shall be sufficient notice to a Trustee of a special meeting: (a) to send notice (i) by mail at least forty-eight hours before the meeting, (ii) by courier at least forty-eight hours before the meeting, (iii) by electronic mail (e-mail), facsimile or other electronic means at least twenty-four hours before the meeting; or

(b) to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of the Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable Majority Shareholder Vote (as defined in the Agreement and Declaration of Trust) to the extent required by applicable law, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the Shareholders of the Fund or to the Shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of each series or class entitled to vote, or (2) 67% or more of the Shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding Shares of each series or class entitled to vote are present at the meeting in person or by proxy.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

(iv)	Outline of the Investment Management Company
(A)	Law of Place of Incorporation

The Investment Management Company was established on November 29, 2000. The Investment Management Company is a limited liability company organized under the laws of the State of Delaware, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

Under the Advisers Act, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing, or selling securities, or who, for compensation and as part of a regular business, issues or promulgates analyses or reports concerning securities. Investment advisers under the Advisers Act generally may not conduct their business unless they are registered with the SEC.

The Investment Management Company is registered as an investment adviser under the Advisers Act.

(B)	Outline of the Supervisory Authority

The Investment Management Company is registered as an investment adviser under the Advisers Act.

(C)	Purpose of the Investment Management Company

The Investment Management Company's primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds throughout the world.

(D)	History of the Investment Management Company

The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. The firm serves as the Investment Management Company for the funds in the Putnam family, with mutual fund assets of over $92.3 billion in aggregate net asset value and nearly 3 million shareholder accounts at January 31, 2021. An affiliate of the Investment Management Company, The Putnam Advisory Company, LLC, manages non-U.S. and U.S. institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate of the Investment Management Company, the Sub-Investment Management Company, provides a full range of international advisory services to institutional and retail clients. Another affiliate, the Investor Servicing Agent, provides shareholder services to the Putnam funds.

Total assets under management by Putnam entities, including assets of mutual funds and other clients, are over U.S. $190 billion as of January 31, 2021.

The Investment Management Company, the Principal Underwriter, the Sub-Investment Management Company and the Investor Servicing Agent are subsidiaries of Putnam Investments, LLC ("Putnam Investments"), which is located at 100 Federal Street, Boston, Massachusetts 02110 and is an indirect subsidiary of Great-West Lifeco, Inc., a financial services holding company with operations in Canada, the United States and Europe and which is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which The Desmarais Family Residuary Trust, through a group of private holding companies which it controls, has voting control. This voting control over Power Corporation of Canada shares was transferred from the Honourable Paul G. Desmarais to The Desmarais Family Residuary Trust upon Mr. Desmarais' death on October 8, 2013.

(E)	Amount of Capital Stock
1.	Amount of Member's Equity of the Investment Management Company (as of January 31, 2021) (Unaudited):

$32,023,726* (approximately JPY 3.3 billion)
2.	Amount of Member's Equity (for the past five years) (Unaudited):

Amount of
Year	Member's Equity

End of 2016	$11,781,603 *
End of 2017	$29,368,352 *
End of 2018	$27,543,744 *
End of 2019	$15,579,363 *
End of 2020	$24,017,488 *
*	Consists of all components of equity and Parent Company relationship.
(F)	Structure of the Management of the Investment Management Company:

The Investment Management Company is ultimately managed by its managing member.

Each fund in the Putnam family managed by the Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, the Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet periodically and review the performance of each fund with its portfolio manager at least annually.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

(G)	Information Concerning Major Shareholders

As of January 31, 2021, all the outstanding interests of the Investment Management Company were owned by Putnam Investments. See subsection (D) above.

(4)	Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended (the "1933 Act"), and certain state securities laws.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the United States:

(A)	Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts:

A copy of the Agreement and Declaration of Trust must be filed with the Secretary of the Commonwealth of Massachusetts and the Clerk of every city or town where the trust has a usual place of business. Any amendment of the Agreement and Declaration of Trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of the Commonwealth on or before June 1, a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

(B)	Investment Company Act of 1940:

The 1940 Act, in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

(C)	Securities Act of 1933:

The 1933 Act, regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

(D)	Securities Exchange Act of 1934:

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents, brokers and dealers.

(E)	The U.S. Internal Revenue Code of 1986:

An investment company is generally an entity subject to U.S. federal income taxation under the U.S. Internal Revenue Code of 1986, as amended (the "Code"). However, under Subchapter M of the Code, an investment company will not be subject to U.S. federal income taxes on income and gains it distributes in a timely manner to shareholders in the form of dividends if it qualifies as a "regulated investment company" and meets all other necessary requirements.

(F)	Other laws:

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as various state laws regarding the sale of the Fund's shares.

(5)	Outline of Disclosure System:
(A)	Disclosure in United States of America:
(i)	Disclosure to shareholders

In accordance with the 1940 Act, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii)	Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with the 1940 Act.

(B)	Disclosure in Japan:
(i)	Disclosure to the Supervisory Authority:

(a) Disclosure Required under the Financial Instruments and Exchange Law:

When the Fund intends to offer the Shares amounting to more than a certain amount in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements. The said documents are made available for public inspection for investors and any other persons who desire through the electronic disclosure system regarding disclosure materials such as annual securities reports, etc. pursuant to the Financial Instruments and Exchange Law (Law No. 25 of 1948, as amended) (hereinafter referred to the "Financial Instruments and Exchange Law") of Japan ("EDINET"), etc.

The Sales Handling Companies of the Shares shall deliver to the investors the "Prospectuses to be delivered" (the prospectuses to be delivered in advance or at once in accordance with the provisions of the Financial Instrument and Exchange Law) the "Prospectuses to be delivered" (the prospectuses to be delivered in advance or at once in accordance with the provisions of the Financial Instrument and Exchange Law). In case of the investors' request, they shall deliver to the investors the "Prospectuses to be delivered if requested" (the prospectuses to be delivered if requested in accordance with the provisions of the Financial Instrument and Exchange Law). For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance or EDINET, etc.

(b)	Notifications, etc. under the Law Concerning Investment Trusts and Investment Corporations

Prior to offering of Shares for sale, the Fund must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Corporations (the Law No.198, 1951, as amended) (hereinafter referred to as the "Investment Trusts Law"). In addition, if the Fund amends the Agreement and the Declaration of the Trust of the Fund, or in certain other prescribed cases, the Fund must file in advance the contents of such amendment and the reasons therefor, etc. with the Commissioner of Financial Services Agency. Further, the Fund must prepare the Mandatory Management Report and the Full Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Reports with the Commissioner of Financial Services Agency.

(ii)	Disclosure to Japanese Shareholders:

If the Fund intends to make any amendment to the Agreement and Declaration of Trust of the Fund and the amendment is significant or in certain other prescribed cases, the Fund shall provide in advance a written notice of such amendment and the reasons therefor, etc. to all Japanese Shareholders known to the Sales Handling Companies in Japan.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Fund, through the Sales Handling Companies.

The above-described Mandatory Management Report on the Fund will be sent to the shareholders known in Japan. The Full Management Report of the Fund will be provided at the website of the Agent Company.

(6)	Outline of the Supervisory Authority:

The SEC and state regulatory agencies or authorities are among the regulatory authorities having jurisdiction over the Fund or certain of its operations.

a.	The SEC has broad authority to oversee the application and enforcement of U.S. federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC with broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.
b.	State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

2.       INVESTMENT POLICY

(1)	Basic Policy for Investment:

The Fund seeks high current income consistent with what the Investment Management Company believes to be prudent risk.

Changes in policies. The Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise provided in the Fund's prospectus or statement of additional information.

(2)       Objectives of Investment:

INVESTMENT STRATEGIES

The Fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as "junk bonds"), and have intermediate- to long-term maturities (three years or longer). The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund typically uses to a significant extent derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

(3)	Management Structure of the Fund:

The Fund's Trustees

As shareholders of a mutual fund, investors have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds' Board of Trustees oversees the general conduct of the Fund's business and represents the interests of Fund shareholders. At least 75% of the members of the Putnam Funds' Board of Trustees are independent, which means they are not officers of the Fund or affiliated with the Investment Management Company.

The Trustees periodically review the Fund's investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Investment Management Company and its affiliates for providing or overseeing these services, as well as the overall level of the Fund's operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Investment Management Company and its affiliates.

The Fund's Investment Management Company

The Trustees have retained the Investment Management Company, which has managed mutual funds since 1937, to be the Fund's investment manager, responsible for making investment decisions for the Fund and managing the Fund's other affairs and business.

The basis for the Trustees' approval of the Fund's management contract and the sub-management contract described below is discussed in the Fund's annual report to shareholders dated October 31, 2020 and filed with the SEC.

The Fund pays a monthly management fee to the Investment Management Company. The fee is calculated by applying a rate to the Fund's average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding net assets of the Fund that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid "double counting" of those assets), and generally declines as the aggregate net assets increase.

The Fund paid the Investment Management Company a management fee (after any applicable waivers) of 0.28% of average net assets for the Fund's last fiscal year.

The Investment Management Company's address is 100 Federal Street, Boston, MA 02110.

The Investment Management Company has retained its affiliate, the Sub-Investment Management Company, to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Sub-Investment Management Company is not currently managing any Fund assets. If the Sub-Investment Management Company were to manage any Fund assets, the Investment Management Company (and not the Fund) would pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.25% of the average NAV of any Fund assets managed by the Sub-Investment Management Company. The Sub-Investment Management Company, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James’s Street, London, England, SW1A 1ER.

Pursuant to this arrangement, Putnam investment professionals who are based in jurisdictions outside of the United States may serve as portfolio managers of the Fund or provide other investment services, consistent with local regulations.

Portfolio managers. The officers of the Investment Management Company identified below are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years
Michael Salm	2007	The Investment Management Company 1997-Present	Co-Chief Investment Officer, Fixed Income Previously,Co-Head of Fixed Income
Brett Kozlowski	2011	The Investment Management Company 2008-Present	Co-Head of Structured Credit Previously, Portfolio Manager
Emily Shanks	2017	The Investment Management Company 2012-Present	Portfolio Manager Previously, Analyst

(Note) The above information is as of February 28, 2021, and may change in the future.

Compensation of portfolio managers

Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance or, if shorter, over the life of the fund. In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of the Investment Management Company as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.
One or more of the portfolio managers of the Fund receive a portion of the performance fee payable by several private funds managed by the portfolio manager (the “Private Funds”) in connection with their service as members of the Private Funds’ portfolio management team. See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how The Investment Management Company addresses potential conflicts of interest resulting from an individual’s management of more than one account.

For the Fund, the Investment Management Company evaluates performance based on the Fund's peer ranking in the Fund's Lipper category. This peer ranking is based on pre-tax performance.

Ownership of securities

The dollar range of shares of the Fund owned by each portfolio manager at the end of the Fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio managers	Dollar range of shares owned
Michael Salm	None
Brett Kozlowski	None
Emily Shanks	None

Securities Lending Activities

The Fund did not participate in any securities lending activities during the most recent fiscal year.

Structure of Fund Management

(a)	Investment Team

The Fund is managed using a team approach, drawing on the extensive resources of the Investment Management Company’s Multi-Sector Fixed Income Team, which is part of the 90+ member Fixed Income organization. Michael Salm, Co-Chief Investment Officer, Fixed Income, has the ultimate decision-making authority within the team, but partners with Co-Head of Structured Credit Brett Kozlowski, CFA, and Portfolio Manager Emily Shanks.

(b)	Investment Process

Investment Philosophy

The Core Fixed Income Team (the "Team") believes that fixed income markets are inefficient at pricing the risk of various securities, and that active management can add value by exploiting these inefficiencies through the disciplined and systematic application of a well-defined, robust investment process. Such a process, in the Team's view, is characterized by multiple sources of potential excess return, inherent risk controls, and a broad investment universe taking advantage of the entire opportunity set available. This approach helps to ensure that the Team's investment process does not become overly reliant on any one particular strategy or opportunity that may only be sporadically available or effective. In addition, it provides the Team with the flexibility to focus on the most attractive sources of potential excess return in the marketplace at any given time.

The Team's investment philosophy is based on the following premises:

➢	Active Management succeeds through the identification and exploitation of market inefficiencies and specifically understanding the reasons for the inefficiencies.

➢	Exploiting the Full Opportunity Set - The Team believes exploitable inefficiencies exist in all areas of the fixed income market and seeks to take advantage of all of them. Furthermore, the Team believes that the greatest opportunities occur in security selection, especially in nascent and/or more complex market segments. The Team believes it has a particular advantage in these areas due to the Team's sector specialist structure that allows security specific analysis to be highly customized and granular.

➢	Disciplined, Diverse Set of Decisions - The Team understands that identifying inefficiencies is difficult and takes discipline. Diversification across risks, strategies, and investment horizons improves the potential consistency and stability of performance profiles and a disciplined approach can help achieve repeatable results over time.

➢	Dedicated Sector Specialist Teams - Understanding the dynamics of fixed income markets and individual securities is a complex, technical area with vast volumes of information. The Team believes that opportunities are most effectively exploited by dedicated sector specialist teams, built with industry veterans possessing complementary skill sets and using advanced analytical techniques and tools.

➢	Robust Research Capabilities - A broad research platform is required to exploit the opportunities available in the marketplace. The Investment Management Company's research is both fundamental and quantitative and incorporates both a bottom-up outlook for individual securities and a top-down view of the broader market. Different strategies employed in the portfolio depend upon a different blend of these types of research.

➢	Unique Approach to Risk Allocation – The Team believes that a traditional portfolio construction process, which incorporates asset allocation by sector, leads to concentrated, and often unintended, risk. The Team approaches risk differently, actively allocating to sources of risk, not sectors.

Summary Investment Process

The Fund primarily utilizes a bottom-up investment process. The Team employs their sector expertise across the broad global fixed income opportunity set. The Team's approach to active management allocates risk in pursuit of more efficient alpha, seeking opportunities in credit risk, prepayment risk, liquidity risk and term structure risk. Each portfolio manager or analyst specializes in the fixed income risks most inherent in their sector of expertise within the portfolio.

Term Structure Risk

Term structure – or the time value of money – is the risk that rising or falling interest rates affect the price of a security. The standard measure for determining a security’s price sensitivity to changes in interest rates is duration. Term structure risk is most prominently associated with Treasury bonds and other government-related securities. Term structure strategies include the level, slope and bend of yield curves, currencies, nominal rates (directional, relative value, curve, and central bank policy), and real rates (directional, relative value, break even inflation, and inflation swaps). Positions are established with targeted expected return at the portfolio level, stop-loss level, and expected time to realize return. Positions are monitored real time using proprietary tools that evaluate each strategy for profitability and stop loss level.

Within this category, the Team's security selection process is heavily quantitative, relying on a variety of proprietary tools and models to process a vast amount of market information. The Team's quantitative models provide yield-curve fitting to identify mispriced, securities. Fundamental analysis and seasoned judgment from the Team's macro-economic team adds active views on common factors (duration, yield curve, and country) and include level of yields, steepness of the yield curve, and the shape of the yield curve.

Credit Risk

Corporate Credit

The Team’s Global Credit process couples top down considerations for portfolio positioning and risk control with bottom-up fundamental analysis for security selection. Portfolio positioning is based on the Team's overall market outlook and the Team's fundamental views of portfolio construction. The Team's market outlook is a key component in determining the Team's desired general portfolio profile. This market outlook is informed by the weekly meeting of the Team's senior leaders from across the Fixed Income team (investment grade credit, high yield, convertibles, short duration, mortgages, rates, and macroeconomic). On a monthly basis, the Global Credit team arrives at a formal market view, taking into account fundamentals, valuations, and technicals. Typically, this profile is captured by the portfolio’s beta and weightings by industry, yield, and rating.

Mortgage Credit (Residential and Commercial Mortgage-Backed Securities)

Securitized credit risk refers to mortgage loans that are pooled, securitized, and sold to the market in the form of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS).

Evaluating the credit strength of securitized bonds requires analysis of both the underlying collateral and the unique structure of the cash flows. The Team has designed a team with a combination of skill and experience which enables us to re-underwrite all structured securities, avoid reliance on the rating agencies, and evaluate the likely return volatility of the securities.

Prepayment Risk

Prepayment risk is essentially reinvestment risk, or the risk that an investor receives principal back sooner than expected which reduces or eliminates future interest payments. This risk arises due to the option a borrower has to prepay (or refinance) their debt; in the case of mortgages, this may occur at any time. Prepayment risk is most closely associated with agency mortgage-backed securities and collateralized mortgage obligations (CMOs), including interest-only (IO) and principal-only (PO) securities.

The market generally provides a risk premium to securities that are most susceptible to prepayment model error. The Team finds the pricing of this risk premium to be inconsistent, allowing opportunities to buy and sell securities with inefficient prepayment pricing. In particular, the IO sector provides a relatively liquid market for isolating and capitalizing on these inefficiencies. For determining value in securities with prepayment risk, the Team follows a three-step process involving valuation, market technicals, and non-model considerations. The result of this process determines the inclusion/exclusion of a security in the Team's portfolios.

Liquidity Risk

Liquidity risk is the risk that thinly or infrequently traded securities may carry large bid/ask spreads in times of market stress or, in other words, the sellers in the market far outnumber the buyers. Liquidity risk is part of the valuation within each sector – the liquidity risk premium is what remains in the spread of non-government securities once term structure, credit, prepayment, and currency risks are hedged. This was the predominant risk during the Lehman collapse and subsequent credit crisis.

Portfolio Construction

The investment process for the Fund integrates a decentralized security selection process that assigns risk taking to sector specialists with a centralized portfolio construction process that performs the risk sizing and allocation duties of a traditional portfolio manager. The Team's sector specialist structure, centralized portfolio construction process, and proprietary risk system allows investment strategies to rapidly flow from idea generation through implementation in a systematic and objective manner.

* Idea Generation – Sector specialists are responsible for using bottom-up fundamental research and quantitative analysis to identify security selection opportunities within their respective areas of expertise. Each potential strategy includes a forward looking return and risk (volatility) distribution.

* Strategy Validation – Senior team members are responsible for vetting sector specialists’ bottom-up strategies in the context of top-down views on macroeconomic trends, rate markets, and fixed income sectors. The top-down component helps identify current investment themes and strategies within each major risk sector. Pairing both bottom-up and top-down inputs, portfolio managers determine risk allocations in a relative value framework across term structure, and fixed income sectors, further championing the most attractive opportunities.

* Portfolio Construction – The portfolio construction team uses the sector specialist inputs along with the Investment Management Company’s proprietary risk system to determine the expected overall portfolio return and risk characteristics associated with potential active positions. This analysis incorporates alpha and tracking error targets, the benchmark, and portfolio guidelines. Positions are sized such that no single strategy dominates the risk profile of the portfolio. Allocations also consider “tail”, or downside, risk for each strategy and in aggregate at the portfolio level.

* Implementation – The sector specialist role includes the trading function in order to create a more seamless process from portfolio construction through execution. The Investment Management Company’s sector specialists are fully knowledgeable in negotiating constructive trading terms with appropriate counterparties. Analysts, portfolio managers, and portfolio construction specialists are all seated in close proximity on the trading desk, allowing them to remain close to the market and their sectors of expertise.

(4)	Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. Typically, the payment of distributions to Japanese investors will be made as soon as the receipt of the distributions by the Distributor.

(Note)	The above statement will not guarantee the payment of future distributions, if any, or the amount thereof.
(5)	Restrictions on Investment:

Except for the investment restrictions designated as fundamental below, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval.

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(a)	With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(b)	With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.
(c)	Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made. (Note)
(Note)	So long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund may not borrow money in excess of 10% of the value of its total assets.
(d)	Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.
(e)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.
(f)	Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign currency exchange transactions and other financial transactions not involving physical commodities.
(g)	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain U.S. federal securities laws.
(h)	Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

For purposes of the Fund's fundamental policy on industry concentration ((h) above), the Investment Management Company determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third-party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The Fund will not issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

In connection with the offering of its shares in Japan, the Fund has adopted the following non-fundamental investment policy:

(2) Subject to the exceptions provided in (i)-(v) below, the Fund will not:

(a)	hold shares of a company or units of an investment trust if the value of such shares or units in any one issuer ("Equity Exposure") exceeds more than 10% of the Fund's Net Asset Value (such Equity Exposure is calculated in accordance with the guidance of the Japan Securities Dealers Association ("JSDA"));
(b)	hold derivative positions with any one counterparty or in any one issuer of underlying assets of a derivative transaction, if the net exposure arising against such counterparty or issuer from such derivative positions ("Derivative Exposure") exceeds more than 10% of the Fund's Net Asset Value (such Derivative Exposure is calculated in accordance with the guidance of the JSDA);
(c)	hold, (i) securities (other than shares or units set out in (a) above); (ii) monetary claims (other than derivatives set out in (b) above); and (iii) silent partnership contribution interests, if the value of such securities, monetary claims and silent partnership contribution interests issued by, arranged by or assumed by any one entity (together "Bond Exposure") exceeds more than 10% of the Fund's Net Asset Value (such Bond Exposure is calculated in accordance with the guidance of the JSDA) (Note: In the case of transactions involving collateral, the amount of appraised value of the collateral can be deducted and in the case where payment obligation to the entity exists, the amount of the payment obligation can be deducted); or
(d)	hold positions in or with any one entity if the Equity Exposure, Bond Exposure and Derivative Exposure with respect to such entity in aggregate would exceed 20% of the Fund’s Net Asset Value.

Exceptions to the above limitations (calculated as zero exposure) are as follows:

(i)	exposure to the debts issued or guaranteed by the following central governments, central banks or local governments or the government institutions established by those organizations (as may be amended from time to time): Japan, Ireland, the United States of America, Italy, Australia, Austria, the Netherlands, Canada, United Kingdom, Singapore, Switzerland, Sweden, Spain, Denmark, Germany, New Zealand, Norway, Finland, France, Belgium, Portugal, Luxembourg, Hong Kong;
(ii)	exposure to the local currency denominated debts issued or guaranteed by central governments, central banks, local governments or government institutions established by those organizations;
(iii)	exposure to the debts issued or guaranteed by international organizations;
(iv)	exposure to certain financial instruments (i.e. call loans, deposits, commercial papers, loan trust beneficiary certificates) with a maturity of 120 days or shorter; and
(v)	exposure to securities held under repurchase agreements or reverse repurchase agreements whose period is one month or shorter.

For the purpose of calculating issuer-concentration and counterparty exposure risks under the restrictions (a) to (d) above, to the extent the Fund invests directly in undertakings for collective investment and/or securitized instruments and where the assets of their respective issuers and/or vehicles are segregated from the proprietary assets or other assets that are not attributable to these undertakings for collective investment and/or securitized instruments held by such issuers and/or vehicles and such issuers and/or vehicles are bankruptcy remote entities, then indirect position exposures of the Fund to the underlying assets of such undertakings for collective investment and/or securitized instruments may be looked through in determining the exposure.

In the case of deviation from any of (a) to (d) above, the Fund intends to correct the deviation within one month from the date that the Fund becomes aware of such deviation. If it is not possible to correct the deviation within one month, such deviation shall be corrected as soon as practically possible having regard to the interests of shareholders. Notwithstanding the above, the Fund may deviate from any of (a) to (d) (a "Permitted Deviation") when (i) in its sole determination, a large amount of subscription applications or repurchase requests for shares are made, (ii) it anticipates, in its sole discretion, a sudden or significant change in the markets or investments in which the Fund invests or there are other events beyond the reasonable control of the Fund, and/or (iii) when deviation is, in its sole discretion, reasonably necessary (A) for the purposes of preparing for the termination of the Fund or (B) as a consequence of the size of the assets of the Fund. A Permitted Deviation and the correction thereof (the "Correction") shall be disclosed to shareholders within 3 months of the Correction.

Notwithstanding the foregoing, the Fund generally does not invest in equity securities or warrants in accordance with the non-fundamental investment restriction discussed above.

Also in connection with the offering of its shares in Japan, the Fund has undertaken to the JSDA that the Fund will not:

a)	invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the U.S. National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);
b)	borrow money in excess of 10% of the value of its total assets;
c)	make short sales of securities in excess of the Fund's net asset value; and
d)	together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the JSDA as a condition of such qualification.

Also in connection with the Fund's offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

(3) The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Fund has filed an election under Rule 18f-1 under the 1940 Act committing the Fund to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such Fund's net assets measured as of the beginning of such 90-day period.

3.       INVESTMENT RISKS:

(1)       Risk Factors:

The Investment Management Company pursues the Fund's goal by investing mainly in bonds that are securitized debt instruments and other government and corporate obligations. The Investment Management Company allocates the Fund's assets among these fixed income instruments in a manner intended, among other things, to diversify the Fund’s exposure to different types of risks inherent in fixed income markets. The Investment Management Company believes that better risk diversification creates the potential for the Fund to perform well in a variety of market environments. The Investment Management Company's efforts to diversify risk through allocation decisions may not be successful and may hurt performance.

A description of the risks associated with the Fund's main investment strategies follows:

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

       Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the Fund might not benefit from any increase in value as a result of declining interest rates.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund invests mostly in investment-grade investments. These are rated at least BBB or its equivalent at the time of purchase by a U.S. nationally recognized securities rating agency, or in unrated investments that the Investment Management Company believes are of comparable quality. The Fund may also invest in securities rated below-investment-grade. However, the Fund will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or in unrated securities that the Investment Management Company believes are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced after the Fund buys it.

Investments rated below BBB or its equivalent are below-investment-grade in quality (sometimes referred to as "junk bonds"). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If a default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and could decrease. A default or expected default could also make it difficult for the Fund to sell the investment at a price approximating the value the Investment Management Company had previously placed on it. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair values. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of the investment's volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Investment Management Company's success in achieving the Fund's goal may depend more on its own credit analysis when the Investment Management Company buys lower-rated debt than when it buys investment-grade debt. The Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which can significantly strain the financial resources of debt issuers, including the issuers of the bonds in which the Fund invests. This may make it less likely that those issuers can meet their financial obligations when due and may adversely impact the value of their bonds, which could negatively impact the performance of the Fund. It is difficult to predict the level of financial stress and duration of such stress issuers may experience.

The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

Derivatives. The Fund may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. The Fund may make use of "short" derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments or index. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use derivatives to increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or outside the United States) or as a substitute for a direct investment in the securities of one or more issuers. However, the Investment Management Company may also choose not to use derivatives based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company's ability to manage these sophisticated instruments. Some derivatives are "leveraged," which means they provide the Fund with investment exposure greater than the value of the Fund's investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

Non-U.S. investments. The Fund may invest in U.S. dollar-denominated fixed-income securities of non-U.S. issuers, although non-U.S. investments do not represent a primary focus of the Fund. Non-U.S. investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means the Investment Management Company may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

Liquidity and illiquid investments. The Investment Management Company may invest up to 15% of the Fund's assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the Fund's net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. The Investment Management Company may not be able to sell investments when it considers it desirable to do so, or the Investment Management Company may be able to sell them only at less than their value.

Focused investment risk. Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The Fund ’s investments in mortgage-backed securities may make the Fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. Factors affecting the residential and commercial real estate markets include the supply and demand of real property in particular markets, changes in the availability, terms and costs of mortgages, changes in tenants’ ability to make loan payments, changes in zoning laws and eminent domain practices, the impact of environmental laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, changes in government regulations, and local and regional market conditions. Some of these factors may vary greatly by geographic location.

The value of these investments also may be affected by changes in interest rates and social and economic trends. Mortgage-backed securities are subject to the risk of fluctuations in income from underlying real estate assets, prepayments, extensions, and defaults by borrowers.

To the extent the Fund has investment exposure to commercial mortgage-backed securities, the Fund may be particularly susceptible to adverse developments affecting those securities. Commercial mortgage-backed securities include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. During periods of difficult economic conditions (including periods of significant disruptions to business operations, supply chains, and customer activity and lower consumer demand for goods and services), delinquencies and losses on commercial real estate generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. The risk of defaults on residential mortgage-backed securities is generally higher in the case of mortgage-backed investments that include non-qualified mortgages. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.

Market risk. The value of investments in the Fund's portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, epidemics or pandemics, terrorism and war); and factors related to a specific issuer, asset class, geography, industry or sector. Non-U.S. financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. These and other factors may lead to increased volatility and reduced liquidity in the Fund's portfolio holdings. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. These risks may be exacerbated during economic downturns or other periods of economic stress.

The COVID-19 pandemic and efforts to contain its spread have negatively affected, and are likely to continue to negatively affect, the global economy, the economies of the United States and other individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic has resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and these effects may continue for an extended period of time and may increase in severity over time. In addition, actions taken by government and quasi- governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policy changes, may affect the value, volatility, and liquidity of some securities and other assets. Given the significant uncertainty surrounding the magnitude, duration, reach, costs and effects of the COVID-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict its potential impacts on the Fund’s investments. The effects of the COVID-19 pandemic also are likely to exacerbate other risks that apply to the Fund, including the risks disclosed in this document, which could negatively impact the Fund’s performance and lead to losses on the investor’s investment in the Fund.

Management and operational risk. The Fund is actively managed and its performance will reflect, in part, the Investment Management Company’s ability to make investment decisions that seek to achieve the Fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that the Investment Management Company applies in making investment decisions for the Fund will produce the intended outcome or that the investments we select for the Fund will perform as well as other securities that were not selected for the Fund. As a result, the Fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, the Investment Management Company, or the Fund’s other service providers, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Other investments. In addition to the main investment strategies described above, the Fund may make other types of investments, such as investments in hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. The Fund may also loan portfolio securities to earn income. These practices may be subject to other risks.

Temporary defensive strategies. In response to adverse market, economic, political or other conditions, the Investment Management Company may take temporary defensive positions, such as investing some or all of the Fund's assets in cash and cash equivalents, that differ from the Fund's usual investment strategies. However, the

Investment Management Company may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Changes in policies. The Trustees may change the Fund’s goal, investment strategies and other policies set forth in this document without shareholder approval, except as otherwise provided.

Portfolio turnover rate. The Fund's portfolio turnover rate measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the Fund's assets within a one-year period. The Fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.

Portfolio holdings. For more specific information on the Fund's portfolio, investors may visit the Putnam Investments website, putnam.com/individual, where the Fund's top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed monthly beginning on the 8th business day after the end of each month. This information will remain available on the website at least until the Fund files a Form N-CSR or publicly available Form N-PORT with the SEC for the period that includes the date of the information, after which such information can be found on the SEC's website at http://www.sec.gov.

(2)	Management Structure for the Risks:

The Investment Management Company builds risk management into the investment process. The Chief Investment Officer has established a regularly scheduled Risk Meeting which is attended by senior investment professionals representing asset classes across the complex. Members of the Risk & Portfolio Analysis Group attend the Risk Meeting which occurs 1-2 times per month. The purpose of the meeting is to discuss relevant issues regarding risk exposures and investment processes. The forum provides an opportunity for senior investment leaders to raise concerns and facilitate communication of issues across product groups that may warrant further attention.

Risk management methods

The Fund uses derivative transactions for hedging purposes and/or non-hedging purposes. The Fund uses risk management methods based on compliance with the EU Directive concerning UCITS.

(3)	Reference information for the Investment Risks:

[Translation is omitted.]

4.	FEES AND TAXES
(1)	Sales Charge:

The sales charge in Japan shall be 3.30% (3% after tax deduction) of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount of the Sales Price, over the net asset value ("NAV"), shall be retained by the Principal Underwriter. The public offering price means the amount calculated by dividing the NAV by (1- 0.0325) and rounding to three decimal places.

Sales charges = {Offering price [NAV / (1- 0.0325) and rounding to three decimal places] – (Offering price x 0.03)} x 0.0330

A sales charge is charged in consideration of explanation and information services concerning the Fund and office expenses regarding the subscription.

Please refer to "II. MANAGEMENT AND ADMINISTRATION, 1. Subscription Procedures, Etc." hereof.

(2)	Repurchase Charge:

Repurchase requests in Japan may be made to the Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the Distributor in Japan without a contingent deferred sales charge.

Please refer to "II. MANAGEMENT AND ADMINISTRATION, 1. Repurchase Procedures, Etc." hereof.

(3)	Management Fees, etc.:
(a)	Management Fees:

Under the Fund's management contract (the "Management Contract"), the Fund pays a monthly fee to the Investment Management Company. The fee is calculated by applying a rate to the Fund's average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid "double counting" of those assets) ("Total Open-End Mutual Fund Average Net Assets"), as determined at the close of each business day during the month, as set forth below:

0.550% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.500% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.450% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.400% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.350% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.330% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.320% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; and

0.315% of any excess thereafter.

Fund-specific expense limitation.

Putnam Management has contractually agreed through at least February 28, 2022 to waive fees and/or reimburse expenses of the Fund to the extent that the total annual fund operating expenses (excluding payments under the Fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.33% of the Fund’s average net assets. This obligation may be modified or discontinued only with the approval of the Board of Trustees.

For the past three fiscal years, pursuant to the Management Contract, the Fund incurred the following fees:

Fiscal year	Management fee paid	Amount of management fee waived	Amount management fee would have been without waivers
2020	$9,425,372	$3,382,157	$12,807,529
2019	$7,489,756	$0	$7,489,756
2018	$5,991,610	$0	$5,991,610

The amount of management fee waived for the most recent fiscal year resulted from arrangements set forth in “Fund-specific expense limitation” above.

The management fees are charged in consideration of the investment management services of the Fund and investment adviser concerning the Fund's assets provided to the Fund.

(b)	The Sub-Investment Management Fee:

The Investment Management Company has retained its affiliate the Sub-Investment Management Company to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Sub-Investment Management Company is not currently managing the Fund assets. If the Sub-Investment Management Company were to manage the Fund assets, the Investment Management Company (and not the Fund) would pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.25% of the average net asset value of any Fund assets managed by the Sub-Investment Management Company.

(c)	Custodian Fee and Charges of the Investor Servicing Agent:

State Street Bank and Trust Company ("State Street") is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's non-U.S. custody manager, providing reports on non-U.S. securities depositaries, making payments covering the expenses of the Fund and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund's assets to secure charges and advances made by it. The Fund may from time to time enter into brokerage arrangements that reduce or recapture Fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund's custody fee based on the amount of cash maintained by its custodian.

The Fund's Investor Servicing Agent (transfer, plan and dividend disbursing agent) receives fees that are paid monthly by the Fund as an expense of all its shareholders. The fee paid to the Investor Servicing Agent, subject to certain limitations, is based on a Fund's retail asset level, the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Currently, investor servicing fees for the Fund will not exceed an annual rate of 0.250% of the Fund's average assets.

For the fiscal year ended on October 31, 2020, the Fund incurred $4,882,327 in fees for investor servicing provided by the Investor Servicing Agent and $191,138 in fees for custody services provided by State Street. The Fund's expenses were reduced by $13,154 under the expense offset arrangement between the Fund, the Investor Servicing Agent and State Street.

(c)	Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the Fund's assets, on an outgoing basis, they will increase the cost of an investor' investments. The Distributor and other dealers are paid from the 0.50% that the Fund pays the Principal Underwriter.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the payments to dealers mentioned above. The Principal Underwriter may suspend or modify such payments to dealers.

The fees under Class M Distribution Plan are charged in consideration of the services provided by the Principal Underwriter and of the services of the distributors of the Shares.

For the fiscal year ended on October 31, 2020, the Fund paid fees to the Principal Underwriter under the distribution plan of $316,666 for Class M shares.

(4)	Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimbursed the Investment Management Company for administrative services during fiscal 2020, including compensation of certain Fund officers and contributions to the Putnam Retirement Plan for their benefit. The total reimbursement is determined annually by the Trustees and was $83,607 for fiscal 2020, of which $59,520 represents a portion of total reimbursement for compensation and contributions.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the Fund and in all of the Putnam funds as of December 31, 2020.

Name of Trustee	Dollar range of Putnam Income Fund shares owned	Aggregate dollar range of shares held in all of the Putnam funds overseen by Trustee
Independent Trustees
Liaquat Ahamed	$1-$10,000	over $100,000
Ravi Akhoury	$1-$10,000	over $100,000
Barbara M. Baumann	$1-$10,000	over $100,000
Katinka Domotorffy	$1-$10,000	over $100,000
Catharine Bond Hill	$1-$10,000	over $100,000
Paul L. Joskow	over $100,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000

George Putnam, III	$50,001-$100,000	over $100,000
Manoj P. Singh	$1-$10,000	over $100,000
Mona K. Sutphen*	none	none
Interested Trustee
Robert L. Reynolds *	over $100,000	over $100,000
*	Appointed to the Board of Trustees on April 1, 2020.
**	Trustee who is an "interested person" (as defined in the 1940 Act) of the Fund and the Investment Management Company. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the Fund and the Investment Management Company. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments and President of the Fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each Independent Trustee of the Fund receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting.

The standing committees of the Board of Trustees, and the number of times each committee met during the Fund's most recently completed fiscal year, are shown in the table below:

Audit, Compliance and Risk Committee	11
Board Policy and Nominating Committee	8
Brokerage Committee	5
Contract Committee	9
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	7
Investment Oversight Committee B	7
Pricing Committee	6

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2019, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2020:

COMPENSATION TABLE

Trustees/Year	Aggregate compensation from the Fund	Pension or retirement benefits accrued as part of Fund expenses	Estimated annual benefits from all Putnam funds upon retirement (1)	Total compensation from all Putnam funds (2)
Independent Trustees
Liaquat Ahamed/2012(3)	$3,181	N/A	N/A	$335,000
Ravi Akhoury/2009	$3,181	N/A	N/A	$335,000
Barbara M. Baumann/2010 (3)(4)	$3,419	N/A	N/A	$353,750
Katinka Domotorffy/2012 (3)	$3,181	N/A	N/A	$335,000
Catharine Bond Hill/2017 (3)	$3,181	N/A	N/A	$335,000
Paul L. Joskow/1997 (3)	$3,181	$449	$ 113,417	$335,000
Kenneth R. Leibler/2006 (5)	$4,342	N/A	N/A	$455,000
Robert E. Patterson/1984 (6)	$2,604	$605	$ 106,542	$205,000
George Putnam, III/1984 (7)	$3,419	$843	$ 130,333	$360,000
Manoj P. Singh/2017 (4)	$3,181	N/A	N/A	$341,250
Mona K. Sutphen/2020 (8)	$1,625	N/A	N/A	$226,250
Interested Trustee
Robert L. Reynolds/2008 (9)	N/A	N/A	N/A	N/A
(1)	Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.
(2)	As of December 31, 2020, there were 97 funds in the Putnam family.
(3)	Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of October 31, 2020, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $10,913; Ms. Baumann - $14,750; Ms. Domotorffy - $14,432; Dr. Hill - $5,134 ; and Dr. Joskow - $65,682 .
(4)	Includes additional compensation to Ms. Baumann for service as Chair of the Audit, Compliance and Risk Committee through September 30, 2020, and to Mr. Singh for service as Chair of the Audit, Compliance and Risk Committee beginning October 1, 2020.
(5)	Includes additional compensation to Mr. Leibler for service as Chair of the Trustees of the Putnam funds.
(6)	Mr. Patterson retired from the Board of Trustees effective June 30, 2020.
(7)	Includes additional compensation to Mr. Putnam for service as Chair of the Contract Committee.
(8)	Ms. Sutphen was appointed to the Board of Trustees on April 1, 2020.
(9)	Mr. Reynolds is an "interested person" of the Fund and the Investment Management Company.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

The following table shows brokerage commissions paid during the fiscal years indicated:

Fiscal Year	Brokerage commissions
2020	$157,310
2019	$97,253
2018	$68,818

The brokerage commissions for the fund’s 2020 fiscal year were higher than the brokerage commissions for the fund’s 2019 and 2018 fiscal years due to an increase in general market volatility that resulted in an increase in portfolio transactions.

At the end of fiscal 2020, the Fund held the following securities of the Fund's regular broker-dealers (or affiliates of such broker-dealers):

Broker-dealers or affiliates	Value of securities held
Bank of America Corp.	$26,734,526
Citigroup, Inc.	$30,338,167
Goldman Sachs Group, Inc. (The)	$15,590,560
JPMorgan Chase & Co.	$39,861,793
Morgan Stanley	$19,482,023
Royal Bank of Canada	$1,584,821

For the fiscal year ended on October 31, 2020, the Fund paid $1,744,592 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

(5)	Tax Treatment of non-U.S. Shareholders in Japan:

The Fund intends to qualify as a "bond investment trust." On that basis, the tax treatment of shareholders in Japan would be as follows:

(1)	Shares may be handled in a specified account of a financial instruments business firm which handles a specified account.
(2)	Distributions to be made by the Fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.
(3)	Where Japanese individual shareholders in Japan repurchase or redeem their shares, the transfer profits will be subject to withholding of income tax in Japan at 20.315% (15.315% income tax and 5% residential tax) (20% (15% income tax and 5% residential tax) on and after January 1, 2038). Distributions to be made by the Fund to individual shareholders in Japan of shares will be subject to withholding income tax in Japan at 20.315% (15.315% income tax and 5% residential tax) (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after January 1, 2038).

(4)	Distributions to be accrued by the Fund to individual shareholders in Japan and capital gains and losses arising from purchase, sale, repurchase and redemption of shares may be set off against income and loss of a certain other securities on a certain condition.
(5)	Distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20.315% withholding tax (15.315% income tax and 5% local taxes) (20% withholding tax (15% income tax and 5% local tax) on and after January 1, 2038)). In certain case, a report concerning payments will be filed with the chief of the tax office.
(6)	Distributions from the Fund properly reported by the Fund as (1) "capital gain dividends", (2) "interest-related dividends" and (3) "short-term capital gain dividends", (each as defined in the Code and subject to certain conditions) generally are not subject to withholding of U.S. federal income tax. Distributions from the Fund other than capital gain dividends, interest-related dividends and short-term capital gain dividends are generally subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Special tax rules may apply to distributions by the Fund of gain attributable to certain "U.S. real property interests". Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

This Fund intends to qualify as a publicly offered, foreign government and corporate bond fund under the Income Tax Law of Japan. There is a possibility, however, that other treatment may be applicable due to judgment by the relevant tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

The foregoing discussion regarding certain tax matters is very general and does not constitute tax advice. There may be other tax considerations applicable to Shareholders in Japan, and each Shareholder should seek advice based on such Shareholder's particular circumstances from an independent tax advisor.

5.	STATUS OF INVESTMENT FUND
(1)	Diversification of Investment Fund:

Note 1: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

Note 2: Details of the rating for the bonds invested by the Fund as of the end of January 2020 are as follows:

Rating	AAA	AA	A	BBB	BB	B	CCC and Below	Not rated	Total
Percentage (%)	84.70	5.62	17.50	19.43	3.71	2.89	0.52	-34.37	100.00

[MHM: Copied from the Datasheet. Please confirm.]

(2)       Investment Assets:

(a)       Names of Major Portfolio (Top 30 including the Equity Shares, Bonds, Options, etc.):

[Please refer to the attached EXCEL Sheet.] (Top 30).

(b)       Investment Real Estate:

Not applicable (as of the end of January 2021).

(c)       Other Major Investment Assets:

Not applicable (as of the end of January 2021).

(3)       Results of Past Operations:

(a)       Record of Changes in Net Assets (Class M Shares):

Record of changes in net assets at the end of the following fiscal years and at the end of each month within a one year prior to the end of January 2021 is as follows:

[Please refer to the attached EXCEL Sheet.]

(b)       Record of Changes in Distributions Paid (Class M Shares):

[Please refer to the attached EXCEL Sheet.]

(c)       Record of Changes in Return Rate (Class M Shares)

Record of changes in Return Rate during the following fiscal years is as follows:

[Please refer to the attached EXCEL Sheet.]

* Return Rate (%) =[ [ Ending NAV x A] ] / Beginning NAV] – 1

"A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the NAV per share on the ex-dividend day of the relevant distribution plus 1.

Provided that Beginning NAV, except for the 1st fiscal year, means net asset value per share at the end of the fiscal year immediately preceding the relevant fiscal year, and Ending NAV means NAV per share at the end of the relevant fiscal year.

[(Reference information (graphs of the record of changes of net assets and return rate) from the Japanese Mandatory Prospectus is inserted.)]

(4)       RECORD OF SALES AND REPURCHASES (Class M Shares):

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

[Please refer to the attached EXCEL Sheet.]

II.       MANAGEMENT AND ADMINISTRATION

1.	Subscription Procedures, Etc.:
(1)	Sales Procedures in the United States

Investors residing in the United States can open a Fund account and purchase class A, B, C and M shares (only class M shares are available in Japan) by contacting their financial professional or the Investor Servicing Agent, at 1-800-225-1581 and obtaining a Putnam account application. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class M shares of the Fund are only available for purchase by individuals purchasing shares of the Fund from Japanese distributors that have selling agreements with the Principal Underwriter.

The completed application, along with a check made payable to the Fund, must then be returned to the Investor Servicing Agent at the following address:

Putnam Investments

P.O. Box 219697

Kansas City, MO 64121-9697

Investors residing in the United States can open a Fund account with as little as $500. The minimum investment is waived if investors make regular investments weekly, semi-monthly or monthly through automatic deductions from their bank checking or savings account. Although the Investment Management Company is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A shares, which are not offered in Japan, and class M shares only). An investor's financial representative or the Investor Servicing Agent generally must receive the investor's completed buy order before the close of regular trading on the New York Exchange ("NYSE") for the investor's shares to be bought at that day's offering price.

Investors participating in an employer-sponsored retirement plan that offers the Fund should consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

U.S. federal law requires mutual funds to obtain, verify, and record information that identifies investors opening new accounts. Investors must provide their full name, residential or business address, U.S. Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide additional identifying documentation. For trusts, the Fund must obtain and verify identifying information for each trustee listed in the account registration. For certain legal entities, the Fund must also obtain and verify identifying information regarding beneficial owners and/or control persons. The Fund is unable to accept new accounts if any required information is not provided. If the Investor Servicing Agent cannot verify identifying information after opening an investor's account, the Fund reserves the right to close the investor's account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges. The Investor Servicing Agent may share identifying information with third parties for the purpose of verification subject to the terms of Putnam's privacy policy. Also, the Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Purchasing additional shares

Once an investor has an existing account, the investor can make additional investments at any time in any amount in the following ways:

*	Through a financial representative. The investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent, and may charge the investor for its services.
*	Through the Investment Management Company's systematic investing program. An investor may make regular investments weekly, semi-monthly or monthly through automatic deductions from the investor's bank checking or savings account.

* Via the Internet or phone. If an investor has an existing Putnam fund account and the investor has completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at www.putnam.com or by calling the Investor Servicing Agent at 1-800-225-1581.

* By mail. An investor may also request a book of investment stubs for his or her account. The investor would complete an investment stub and write a check for the amount the investor wishes to invest, payable to the Fund, and then return the check and investment stub to the Investor Servicing Agent.

* By wire transfer. An investor may buy Fund shares by bank wire transfer of same-day funds. An investor would call the Investor Servicing Agent at 1-800 -225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. An investors' bank may charge the investor for wiring same-day funds. Although the Fund's designated bank does not currently charge investors for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for employer-sponsored retirement plans by wire transfer.

Class M shares

-	Class M shares of the Fund are only available for purchase by individuals purchasing shares of the Fund from Japanese distributors that have selling agreements with the Principal Underwriter.
-	Initial sales charge of up to 3.25% (sales charges may differ for shares purchased in Japan)
-	Lower sales charges available for investments of $50,000 or more
-	No deferred sales charge
-	Lower annual expenses, and higher dividends, than class B or C shares (both not offered in Japan) because of lower 12b-1 fees
-	Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

-	No conversion to class A shares (not offered in Japan), so no reduction in future 12b-1 fees
-	Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (not offered in Japan) (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for class M shares
	Class M sales charge
	as a percentage of*:
Amount of purchase	Net amount	Offering
at offering price ($)	invested	price **
Under 50,000	3.36%	3.25%
50,000 but under 100,000	2.30	2.25
100,000 but under 250,000	1.27	1.25
250,000 but under 500,000	1.01	1.00
500,000 and above	N/A***	N/A***
*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges paid may be more or less than these percentages.
**	Offering price includes sales charge.
***	The Fund will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Reducing investors' class M sales charge

The Fund offers two principal ways for investors to qualify for discounts on initial sales charges on class A (not offered in Japan) and class M shares, often referred to as "breakpoint discounts":

• Right of Accumulation. Investors can add the amount of their current purchases of class A (not offered in Japan) or class M shares of the Fund and other Putnam funds to the value of their existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For investors' current purchases, the investors will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of their current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of their existing accounts and any linked accounts, the Fund will use the higher of (a) the current maximum public offering price of those shares or (b) if an investor purchased the shares after December 31, 2007, the initial value of the total purchases, or, if an investor held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that the investor has redeemed.

• Statement of intention. A statement of intention is a document in which an investor agrees to make purchases of class A (not offered in Japan) or class M shares in a specified amount within a period of 13 months. For each purchase the investor makes under the statement of intention, the investor will pay the initial sales charge applicable to the total amount the investor has agreed to purchase. While a statement of intention is not a binding obligation on the investor, if the investor does not purchase the full amount of shares within 13 months, the Fund will redeem shares from their account in an amount equal to the difference between the higher initial sales charge the investor would have paid in the absence of the statement of intention and the initial sales charge the investor actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

•	Individual accounts
•	Joint accounts
•	Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
•	Shares of Putnam funds owned through accounts in the name of an investor's dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
•	Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company (some restrictions may apply)

In order to obtain a breakpoint discount, investors should inform their financial representatives at the time they purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or an investor's financial representative may ask the investor for records or other information about other shares held in the investor's accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on the Investment Management Company's Web site at putnam.com/individual by selecting "Mutual Funds", then "Pricing and Performance", and then "About fund costs".

Distribution and service (12b-1) plans. Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses investors pay each year in certain share classes. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase investors’ Fund expenses. The Fund's 12b-1 plans provide for payments at an annual rate (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of the investor's investment.

For fiscal years 2018, 2019 and 2020, the Principal Underwriter received$7,177, $51,500 and $4,044, respectively, in total front-end sales charges for class M shares, of which it retained $578, $4,904 and $353, respectively.

Payments to dealers. If investors purchase their shares through a dealer, their dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees, if any. The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by the investor or the Fund.

The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in Fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer's relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring or other similar services.

Other payments. The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and U.S. National Association of Securities Dealers ("NASD") (as adopted by the U.S. Financial Industry Regulatory Authority ("FINRA")) rules and by other applicable laws and regulations. The Fund's transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan.

(2)	Sales Procedures in Japan

It is agreed and understood that the Shares of the Fund shall be offered by the Distributor to non-U.S. persons in Japan only and not to any "U.S. Person" as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account Contract (as defined below) but may not purchase additional shares from the Distributor in Japan.

A "U.S. Person" means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the law of the United States or any of its political subdivisions; (3) any estate, the income of which is subject to U.S. federal income taxation regardless of the source of its income; or (4) a trust (i) that validly elects to be treated as a U.S. person for U.S. federal income tax purposes or (ii)(a) the administration over which a U.S. court can exercise primary supervision and (b) all of the substantial decisions of which one or more U.S. persons have the authority to control. For purposes of this definition, the "United States" means the United States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, Shares of the Fund are offered on any Business Day and any business day of a financial instruments firm in Japan during the Subscription Period mentioned in "Section 7. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Account Contract") and receive from such investors an application for requesting the opening of a transactions account under the Account Contract. Purchase may be made in the minimum investment amount of 200 shares and in integral multiples of 100 shares.

The issue price for Shares during the Subscription Period shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount of the Sales Price over the net asset value shall be retained by Putnam Retail Management, principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounding to three decimal places.

Investors who entrust a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a trade balance report. In such case payment shall be made in Japanese yen in principal and the applicable exchange rate shall be the exchange rate determined by such Sales Handling Company to be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the applicable Trade Day. The payment may be made in U.S. Dollars to the extent that the Sales Handling Companies agree.

In addition, Sales Handling Companies in Japan who are members of the JSDA cannot continue sales of the Shares in Japan when the net assets of the Fund are less than JPY 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.

2.	Repurchase Procedures, Etc.:
(1)	Repurchase Procedures in the United States

Investors residing in the United States can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through the investor's financial representative or directly to the Fund. If investors redeem their shares shortly after purchasing them, the redemption payment for the shares may be delayed until the Fund collects the purchase price of the shares, which may be up to 7 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If an investor exchanges shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When the investor redeems the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund the investor originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which the investor exchanged the shares that would result in the investor paying the highest deferred sales charge applicable to the investor's class of shares. For purposes of computing the deferred sales charge, the length of time an investor has owned shares will be measured from the date of original purchase, unless the investor originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time the investor has owned his or her shares will be measured from the date the investor exchanges those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

*	Selling or exchanging shares through an investor's financial representative. An investor's representative must receive the investor's request in proper form before the close of regular trading on the NYSE for the investor to receive that day's NAV, less any applicable deferred sales charge. The investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent on a timely basis and may charge investors for his or her services.
*	Selling or exchanging shares directly with the Fund. The Investor Servicing Agent must receive an investor's request in proper form before the close of regular trading on the NYSE in order for the investor to receive that day's NAV, less any applicable deferred sales charge.

By mail. An investor should send a letter of instruction signed by all registered owners or their legal representatives to the Investor Servicing Agent. If an investor has certificates for the shares the investor wants to sell or exchange, the investor must return them unendorsed with the investor's letter of instruction.

By telephone. An investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified the Investor Servicing Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless the investor indicates otherwise on the account application, the Investor Servicing Agent will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available.

Sale or exchange of shares by telephone is not permitted if there are certificates for the investor's shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

*	Via the Internet. An investor may also exchange shares via the Internet at putnam.com/individual.
*	Shares held through an investor's employer's retirement plan. For information on how to sell or exchange shares of the Fund that were purchased through the retirement plan of the investor's employer, including any restrictions and charges that the plan may impose, an investor should consult its employer.
*	Additional requirements. In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, the Investor Servicing Agent usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, the investor should contact the Investor Servicing Agent.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject the investor's exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the fund or other Putnam funds. Investors are asked to consult the Investor Servicing Agent before requesting an exchange. Investors should ask their financial representative or the Investor Servicing Agent for prospectuses of other Putnam funds.

*	Payment information. The Fund typically expects to send an investor payment for the investor's shares the business day after the investor's request is received in good order, although if the investors hold their shares through certain financial intermediaries or financial intermediary programs, the Fund typically expects to send payment for the investors' shares within three business days after their request is received in good order. However, it is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities law. Under normal market conditions, the Fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, the Fund may also satisfy redemption requests by borrowing under the Fund’s lines of credit or interfund lending arrangements.

To the extent consistent with applicable laws and regulations, the Fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. The Fund generally expects to use in-kind redemptions only in stressed market conditions or stressed conditions specific to the Fund, such as redemption requests that represent a large percentage of the Fund's net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. The Fund will not use in-kind redemptions for retail investors who hold shares of the Fund through a financial intermediary. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The Fund has committed, in connection with an election under Rule 18f-1 under the 1940 Act, to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period. Investors should consult the Investor Servicing Agent. An investor will not receive interest on uncashed redemption checks.

*	Redemption by the Fund. If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds after providing the record holder of these shares with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund's performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund's expenses and diluting the Fund's NAV. Depending on the size and frequency of short-term trades in the Fund's shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund's brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

When the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund's investments that result from events occurring after the close of the non-U.S. markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund's investments. In addition, the market for lower-rated bonds may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund's shares, which will reduce the Fund's performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Account monitoring. The Investment Management Company's Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. The Investment Management Company measures excessive short-term trading in the Fund by the number of "round trip" transactions above a specified dollar amount within a specified period of time. A "round trip" transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, the Investment Management Company will issue the investor and/or his or her financial intermediary, if any, a written warning. The Investment Management Company's practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.

Account restrictions. In addition to these monitoring practices, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. The Investment Management Company or the Fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the Fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor's activity does not fall within the Fund's current monitoring parameters.

Limitations on the Fund's policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund's policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, the Investment Management Company will contact the financial intermediary, plan sponsor or record keeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

(2)	Repurchase Procedures in Japan

Shareholders in Japan may at any time request repurchase of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of financial instruments firms in Japan. Repurchases (other than repurchases of all of an investor's Fund Shares) shall be made only in integral multiples of 100 shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from the Distributor. The price shall be paid in Japanese yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in U.S. Dollars. Payment for repurchase proceeds shall generally be made on the fourth business day of financial instruments firms in Japan after and including the Trade Day.

There is no limit to repurchase the shares.

3.	Outline of Management of Assets, Etc.:
(1)	Valuation of Assets:

The price of the Fund's shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund's Trustees or dealers selected by the Investment Management Company. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation that the Investment Management Company does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the Investment Management Company.

The Fund's most recent NAV is available on Putnam Investments' website at putnam.com/individual or by contacting the Investor Servicing Agent at1-800-225-1581.

The Fund determines the NAV per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The Fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. U.S. Eastern Time.

Securities and other assets ("Securities") for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by the Investment Management Company or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

The Investment Management Company values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts' reports regarding the issuer. In the case of Securities that are restricted as to resale, the Investment Management Company determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as non-U.S. securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value non-U.S. equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, Securities held by the Fund may be traded in non-U.S. markets that are open for business on days that the Fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

Currency exchange rates used in valuing securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the Fund's NAV. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price. The Fund may also value its securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

The Fund translates prices for its investments quoted in non-U.S. currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. Dollar may affect the Fund’s NAV. Because non-US markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the United States close before the close of the NYSE, and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value non-U.S. equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value pricing procedures may differ from recent market prices for the investment.

If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

(2)	Custody of Shares:

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of the Distributor. Trade balance reports shall be delivered by the Sales Handling Companies to the Japanese Shareholders.

(3)	Duration:

Unless terminated, the Fund shall continue without limitation of time.

(4)	Fiscal Year:

The fiscal year of the Fund will be closed each year on the 31st of October.

(5)	Miscellaneous:
(a)	Suspension of Redemption:

The Fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

(b)	Liquidation:

The Fund or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the Shareholders of the Fund or to the Shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of each series or class entitled to vote, or (2) 67% or more of the Shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding Shares of each series or class entitled to vote are present at the meeting in person or by proxy.

(c)	Authorized Shares:

The number of shares authorized is unlimited, and Shares may be issued from time to time.

(d)	Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of the Shareholders, provided that Shareholder authorization shall not be required in the case of any amendment (i) having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration Trust or (ii) which is determined by the Trustees in their sole discretion not to have a material adverse effect on the Shareholders of any series or class of Shares.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

(e)	Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

(f)	The Procedures Concerning Amendments to the Agreements Concluded Between the Related Companies, etc.:
(i)	Management Contract

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Investment Management Company, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the Fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

(ii)	Sub-Management Contract

The Sub-Management Contract may be terminated with respect to the Fund without penalty by vote of the Trustees or the shareholders of the Fund, or by the Sub-Investment Management Company or the Investment Management Company, on not more than 60 days' written notice nor less than 30 days’ written notice. The Sub-Management Contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of the Investment Management Company or the Fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

(iii)	Master Custodian Agreement

The Master Custodian Agreement with the Custodian became effective as of January 1, 2007 and shall continue in full force and effect for an initial term of four (4) years from such effective date, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives 180 days’ prior written notice to the other party of its intent not to renew. If such agreement is terminated (the effective date of such termination being referred to as the “Termination Date”), the Custodian shall, at the reasonable request of the Fund, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services hereunder for a period (the “Extension Period”) not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by the Fund and the Custodian and in effect immediately prior to the Termination Date.

The agreement is construed and the provisions thereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

(iv)	Amended & Restated Investor Servicing Agreement – Open-End Funds

The Amended & Restated Investor Servicing Agreement – Open-End Funds became effective July 1, 2013 and remains in full force and effect until terminated as provided in the agreement. It may be terminated by the Fund upon 90 days' written notice to the Investor Servicing Agent and by the Investor Servicing Agent upon not less than six months' written notice to the Fund.

This agreement is construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

(v)	Master Sub-Accounting Services Agreement

The Master Sub-Accounting Services Agreement shall continue for an additional term ending December 31, 2020, and. after that shall automatically renew for additional consecutive three (3) year terms, unless either party gives 180 days' prior written notice to the other of its intent not to renew.

This agreement is governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

(vi)	Agent Company Agreement:

The Agent Company Agreement shall be effective until terminated upon notice, 30 days prior to the termination date, in writing to the other party to this agreement.

This agreement shall be governed by and construed in accordance with the laws of Japan.

(vii)	Japan Dealer Sales Contract:

Either party to the agreement may terminate the Japan Dealer Sales Contract, without cause upon 30 days' written notice to the other party. Either party to the agreement may also terminate this contract for cause upon the violation by the other party of any of the provisions thereof, such termination to become effective on the date such notice of termination is mailed to the other party.

The contract and the rights and obligations of the parties thereunder shall be governed by and construed under the laws of the Commonwealth of Massachusetts.

4.	Rights of Shareholders, Etc.:
(1)	Rights of Shareholders, Etc.:

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i)	Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right, under certain circumstances, to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii)	Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii)	Rights to receive dividends

Shareholders generally receive any distribution from net investment income monthly and any net realized capital gains annually.

Shareholders may choose to reinvest distributions from net investment income, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japan must receive all distributions in cash.

(iv)	Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares they then hold, except as otherwise required.

(v)	Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of the Commonwealth of Massachusetts. The Trustees shall from time to time determine whether and to what extent, at what times and places and under what conditions and regulations any of the accounts and books of the Fund shall be open to the inspection of the Shareholders, and no Shareholder shall have any right to inspect any account or book or document of the Fund except as conferred by law or otherwise by the Fund or by the Bylaws.

(vi)	Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii)	Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time after it became effective, any material false or misleading statement in the Fund's U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein, in light of the circumstances, to be not misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such registration statement or any underwriter of the relevant shares.

(2)	Foreign Exchange Control in the United States:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3)	Agent in Japan:

Mori Hamada & Matsumoto

Marunouchi Park Building

6-1, Marunouchi 2-chome

Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of:

(a) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(b) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the continuous disclosure and for the filing of the notification with the Commissioner of the Financial Services Agency is each of the following persons:

Ken Miura

Attorney-at-law

Mori Hamada & Matsumoto

Marunouchi Park Building

6-1, Marunouchi 2-chome

Chiyoda-ku, Tokyo

(4)	Jurisdiction:

The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Units of the Fund acquired by Japanese investors:

Tokyo District Court

1-4, Kasumigaseki 1-chome

Chiyoda-ku, Tokyo

Enforcement proceedings of a final and definitive judgment on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

III.	FINANCIAL CONDITIONS OF THE FUND

1.	FINANCIAL STATEMENTS

[In Japanese version, audited financial accounts of the Fund for fiscal year ended on October 2020 and 2019, and their Japanese translation are incorporated here.]

2.       CONDITION OF THE FUND

Statement of Net Assets

[Please refer to the attached EXCEL sheet.]

IV.	SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

1.	Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor Services, Inc., 100 Federal Street, Boston, Massachusetts 02110, U. S. A.

The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2.	Shareholders' meeting

There are no annual shareholders' meetings. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

3.	Special privilege and restriction of transfer for Shareholders

No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1.	Outline of the Investment Management Company:

Please refer to the statement in "Part II. INFORMATION CONCERNING THE FUND, I. Description of the Fund, 1. Nature of the Fund, (3) Structure of the Fund, (iv) Outline of the Investment Management Company" above.

2.	Description of Business and Outline of Operation

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of January, 2021 the Investment Management Company managed, advised, and/or administered 98 funds and fund portfolios (having an aggregate net asset value of over $92.3 billion):

(as of the end of January 2021)

Country where Funds are established or managed	Principal Characteristic	Number of Funds	Net Asset Value (million dollars)
U.S.A.	Closed End Type Bond Fund	4	$1,861.47
	Open End Type Mixed Asset Fund	10	$5,598.97
	Open End Type Bond Fund	32	$38,714.34
	Open End Type Equity Fund	52	$46,158.10
	Total	98	$92,332.88

3.	Financial Statements of the Investment Management Company:

(translated from the English source: omitted in this English translation)

4.	Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any affiliated person thereof (including any shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee’s name), 5% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s prospectus and statement of additional information and is consistent with the Fund’s current compliance policy pursuant to Rule 17a-7 under the 1940 Act .

5.	Miscellaneous
(a)	Election and Removal of Directors:

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of the Investment Management Company.

(b)	Election and Removal of Officers:

Officers of the Investment Management Company are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

€	Supervision by SEC of Changes in Directors and Certain Officers:

The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Advisers Act, which reports, lists and provides certain information relating to directors and officers of the Investment Management Company.

Under Section 9 (b) of the 1940 Act, the SEC may prohibit the directors and officers from remaining in office if the SEC judges that such directors and officers have willfully violated any provision of U.S. federal securities laws.

(d)	Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.
a.	The Articles of Organization of the Investment Management Company may be amended, under the Delaware Limited Liability Company Act, by appropriate shareholder's vote.
b.	Under the Delaware Limited Liability Company Act, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.
c.	The Investment Management Company has no direct subsidiaries.
(e)	Litigation and Other Significant Events

Not applicable.

II.	OUTLINE OF THE OTHER RELATED COMPANIES

1	Name, Amount of Capital and Description of Business:
(A)	Putnam Investor Services, Inc. (the Investor Servicing Agent):
(1)	Amount of Capital of the Investor Servicing Agent:

U.S. $ 8,893,709* (approximately JPY 929.21 million) (unaudited) as of the end of December, 2020.

*	Consists of all components and equity and Parent Company relationship.
(2)	Description of Business:

Putnam Investor Services, Inc. is a Massachusetts corporation and is an indirect wholly-owned subsidiary of Putnam Investments, parent company of the Investment Management Company.

(B)	State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)
(1)	Amount of Capital (Consolidated Shareholder’s Equity):

Total consolidated shareholder’s equity: U.S. $ 18,420,000 thousand (JPY 1,925 billion) (unaudited) as of the end of September, 2020.

(2)	Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds, since 1924.

(C)	Putnam Retail Management Limited Partnership ("Putnam Retail Management") (the Principal Underwriter):
(1)	Amount of Capital:

U.S. $57,157,242* (approximately JPY 6.0 billion) (unaudited) as of the end of December, 2020.

*	Consists of all components of equity. Excludes Parent Company relationship.
(2)	Description of Business:

Putnam Retail Management is the Principal Underwriter of the shares of Putnam funds including the Fund.

(D)	Putnam Investments Limited (the Sub-Investment Management Company):
(1)	Amount of Capital:

U.S. $20,695,101* (approximately JPY 2.2 billion) (unaudited) as of the end of December, 2020.

*	Consists of figure reported to FCA (UK Financial Conduct Authority) on a semi-annual basis, translated into U.S. Dollars. On non-reporting month-ends, consists of the prior reported figure rolled forward to include net income or loss.

(2)	Description of Business:

Putnam Investments Limited is a United Kingdom corporation and is a wholly-owned indirect subsidiary of Putnam Investments, parent company of the Investment Management Company. Putnam Investments Limited provides a full range of international investment advisory services to institutional and retail clients.

(E)	Mizuho Securities Co., Ltd. (Distributor in Japan and Agent Company):
(1)	Amount of Capital:

JPY 125,167 million as of the end of December, 2020.

(2)	Description of Business:

Mizuho Securities Co., Ltd. is a first financial instruments firm in Japan under the Financial Instruments and Exchange Law. Mizuho Securities Co., Ltd. engages in handling the sales and redemptions of the Fund shares for the offering of foreign investment funds.

2	Outline of Business Relationship with the Fund:
(A)	Putnam Investor Services, Inc. (the Investor Servicing Agent):

Putnam Investor Services, Inc. provides shareholder services to the Fund.

(B)	State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

(C)	Putnam Retail Management Limited Partnership ("Putnam Retail Management") (the Principal Underwriter):

Putnam Retail Management engages in providing marketing services to the Fund.

(D)	Putnam Investments Limited (the Sub-Investment Management Company):

Putnam Investments Limited provides investment advisory services for a portion of the Fund's assets as determined by the Investment Management Company.

(E)	Mizuho Securities Co., Ltd. (Distributor in Japan and Agent Company):

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

3	Capital Relationships

100% of the interests in the Investment Management Company and the Sub-Investment Management Company are held by Putnam Investments as of the date hereof.

III.	OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

[Please refer to the attached "Outline of System of Investment Trusts in MA".]

IV.	MISCELLANEOUS

(1)       As to information set forth from the cover page to the page before the main text of the Prospectus.

a.	The start date of use may be set forth.
b.	The following may be set forth:
-	a statement to the effect of "please read the contents of this Prospectus carefully before subscribing".
c.	The name or other logos and marks, etc. of the Investment Management Company may be included.
d.	Designs may be used.

(2)	The following sentence may be included as investment risks in the Mandatory Prospectus.
-	"All profit and loss arising in respect of the assets managed by the Fund are attributable to the Unitholders. There is no assurance that the capital invested in the Fund will be secured. (Investment funds are different from saving deposits.)"
-	"The provisions of Article 37-6 of Financial Instruments and Exchange Law of Japan (so-called "cooling-off") do not apply to the transactions of the Fund."

(3)	The most recent record of the performance of the Fund may be set forth in the Mandatory Prospectus.

(4)	Main items to be set forth on the share certificate of the Fund (if issued) are as follows:

(1)	Front

a.	Name of the Fund
b.	Number of shares represented
c.	Signatures of the Chairman and Transfer Agent
d.	Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2)	Back

a.	Space for endorsement
b.	Description concerning delegation of transfer agency

Attachment

Description of Major Fixed Income Securities (Note)

US Government Securities	Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares.
Mortgage-Backed Securities (MBS)	Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans.
Asset-Backed Securities (ABS)	Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.
Investment-Grade Bonds	Securities that are rated in one of the four highest rating categories as determined by a statistical rating organization that is nationally recognized in the U.S., such as Standard & Poor's, Fitch or Moody's, or are unrated securities determined to be of comparable quality. Investment grade securities are rated (from highest to lowest quality) as AAA, AA, A or BBB by Standard & Poor's and Fitch or as Aaa, Aa, A or Baa by Moody's.

High Yield Securities	Non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds" are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. High yield securities will generally be in the lower rating categories and rated Ba or lower by Moody's or BB or lower by Standard & Poor's, or they will be will be non-rated.
Non-U.S. Securities	The debt obligations of non U.S. governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the applicable non-U.S. government.
Emerging Market Securities	Emerging market issuers are tied economically to countries with developing, or emerging market, economies. Countries with emerging market economies are those with securities markets that are less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.
(Note)	"Description of Major Fixed Income Securities" are defined by the Investment Management Company.

Filed Document:	ANNUAL SECURITIES REPORT

To be Filed with:	Director of Kanto Local Finance Bureau

Fiscal Year:	26th Term
(From November 1, 2019 to October 31, 2020)

Filing Date:	April 12, 2021

Name of the Reporting Fund:	PUTNAM INCOME FUND

Name of the Issuer:	PUTNAM INCOME FUND

Name and Official Title of	Jonathan S. Horwitz
Representative of the Fund:	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Address of Principal Office:	100 Federal Street
Boston, Massachusetts 02110
U. S. A.

Name and Title of Reporting Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a Copy of this Annual
Securities Report is Available
for Public Inspection	Not applicable.

Note 1:	The exchange rate of U.S. Dollars ("dollar" or "$") into Japanese Yen is JPY [ ] for one U.S. Dollar, which is the actual middle point between the selling and buying currency rate by telegraphic transfer on the January 29, 2021 quoted by MUFG Bank, Ltd. The same rate applies hereinafter.

Note 2:	In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

Note 3:	In this report, "fiscal year" refers to the year from November 1 to October 31 of the following year.

PART I. INFORMATION CONCERNING THE FUND

I.	DESCRIPTION OF THE FUND

The description in this item is the same as the description in PART II., I. DESCRIPTION OF THE FUND of the Securities Registration Statement set forth before.

II.	MANAGEMENT AND ADMINISTRATION

The description in this item is the same as the description in PART II., II. MANAGEMENT AND ADMINISTRATION of the Securities Registration Statement set forth before.

III.	FINANCIAL CONDITION OF THE FUND

The description in this item is the same as the description in PART II., III. FINANCIAL CONDITIONS OF THE FUND of the Securities Registration Statement set forth before.

IV.	SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

The description in this item is the same as the description in PART II., IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES of the Securities Registration Statement set forth before.

PART II. SPECIAL INFORMATION

I.	OUTLINE OF THE MANAGEMENT COMPANY

The description in this item is the same as the description in PART III., I. OUTLINE OF THE MANAGEMENT COMPANY of the Securities Registration Statement set forth before.

II.	OUTLINE OF THE OTHER RELATED COMPANIES

The description in this item is the same as the description in PART III., II. OUTLINE OF THE OTHER RELATED COMPANIES of the Securities Registration Statement set forth before.

III.	OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

The description in this item is the same as the description in PART III., III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS of the Securities Registration Statement set forth before.

IV.	REFERENCE INFORMATION

The following documents concerning the Fund have been filed with Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan.

April 10, 2020:	Securities Registration Statement / Annual
Securities Report (the 25th term)

July 31, 2020:	Semi-annual Report (during the 26th term) /
Amendment to Securities Registration Statement

V.	MISCELLANEOUS

Not applicable.

Attachment

The description in this item is the same as the description in the Attachment of the Securities Registration Statement set forth before.